China Interactive Education, Inc.

(CIVN.OB)



Corporate Presentation



五好学生

Five Best Student

"Pioneers in the educational IT industry"

2010-03 v1 – PWSP

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Interactive Education, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Interactive Education, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Interactive Education, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Interactive Education, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Interactive Education, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Interactive Education, Inc. does not assume a duty to update these forward-looking statements.



Company Overview

Business

- Provides interactive teaching and learning solutions

Organization

- Headquarters in Zhongshan City, Guangdong Province
- 300+ employees, 6 national sales offices

Customers

- Educational institutions -- elementary, middle and high schools, professional training schools
- Individual students

Distribution

- School distribution networks covering 4 Provinces, 2 Autonomous Regions, 1 Municipality, 149k+ schools.
- Retail distribution networks covering 18 Provinces, 306 cities, 2000+ points of sale.

Investment Highlights

- Nascent and Fast-Growing Market Opportunities
- Sustainable Competitive Advantages
  - Sole partnership with China's leading university
  - Co-developed educational content provides high barriers to entry
  - End-to-end interactive educational solution
  - Broad distribution channel
- Experienced Management Team
- Solid Business Model
- Strong Outlook and Visibility

五好学生
Five Best Student

Corporate Structure


China Interactive Education, Inc.
(Nevada)
100%
MenQ Technology Group, Ltd.
(British Virgin Island)
100%
Wisegate International Ltd.
(British Virgin Island)
100%
100%
MenQ International Limited
(HK Operating entity)
Clever Aim Development Ltd.
(Hong Kong)
100%
100%
MenQ Technology Ltd.
(PRC Operating Entity)

Corporate Milestone

2006

Focus in the R&D of consumer electronic products

2008

Self-Developed low-cost Netbook for the Education Industry

2009

Co-Develop educational content with top leading university professors

2010

Deployment of self-developed interactive teaching & learning solutions to schools and retail consumers

Market Opportunities

- 2008 Statistical Data*
  - # of Schools: 1.18M
    - Educational IT Spending: $8B USD**
    - Total Educational Spending: $142B USD***
  - # of Students: 321M

- Near-Term Opportunities for 2010:
  - # of Schools in Distribution Coverage: 149k**
  - # of Students in Distribution Coverage: 283M*

*Source: Ministry of Education, 12/22/2009
** Source: Provincial Education Bureau
*** Source: Press Conference [2010-02-28 10:47:51] Vice Minister, Ministry of Finance

Growth Drivers

- Culture:
  - "One-child" policy results in increased educational investment in the only child
  - Social norm of prioritizing the importance of education
- Political Policy:
  - **"11-5" Plan to increase the use of high-technology in educational environment and enhance learning experience**
  - Adoption of interactive classroom technology by selective cities and schools
- Technology:
  - New low-cost production method allow schools the affordability in adopting new technology at massive rate

Competitive Advantage


Co-Developed Educational Content with Leading University
Broad Distribution Network
Sustainable
Experience Management Team
Ability to R&D Affordable Product
Brand Recognition in School & Retail Channels

Educational Content R&D

- Established sole-partnership agreement with Beijing Normal University to create *"Institute of Information Technology in Education (IITE)"*
  - Beijing Normal University is the leading university in China in establishing schools and prioritizing teacher education
  - IITE established to focus on the development of IT products to assist in the advancement of educational setting and enhance learning environment
  - Product integrated with IITE contents is authorized to use "Beijing Normal University" logo to enhance consumer trust and product differentiation
- Established *"Guangzhou Interactive Education Technology Research Institute (GIETRI)"* with team of leading researchers in the education space.
  - Composed of leading university professors with diversified backgrounds

北京師範大學

Product Category


Year 2009
Educational Learning Products (ELP)
Product & Licensing Fees
Expansion
Year 2010
Interactive Classroom Solution (ICS)
Educational Learning Products (ELP)
Product & Licensing Fees

Revenue Segment Analysis

Year 2009


OLS
46%
ELP
54%

Year 2010


ELP
37%
ICS
62%
OLS
1%

2010 Contract To-Date (as of 3/8/2010):		
ICS: $ 65M	ELP: $ 14M	Total: $ 79M

Interactive Classroom Solution (ICS)



- Interactive teaching environment to enhance learning experience
- Reduces the need for student to carry large amount of textbooks
- Increase teaching efficiency as materials can be prepared electronically
- e-library containing latest educational materials co-developed by the Company and leading universities
- Interactive learning at Student's own pace

Educational Learning Products (ELP)







- Small handheld device that is powerful to run complex application to support animated and interactive content
- Animated & interactive content to provide a fun learning experience for the user
- Large e-library database containing latest educational materials co-developed by the Company and leading universities
- 515best.com – Seamlessly integrate with Company's online website to receive latest educational materials by age group

五好学生
Five Best Student

Product & Licensing Fees



AKAI 雅佳


Tracker



SANSUI


Tracker
GSM/GPS

Distribution Network

- Our Retail Distribution Network

  18 provinces, 306 cities, 2000+ point of sales

- Our School Distribution Network

  4 provinces, 2 Autonomous Region, 149k+ schools



Heilongjiang
Qiqihaer
Haerbin
Jilin
Neimenggu
Liaoning
Xinjiang
Hebei
Gansu
Tianjin
Ningxia
Shanxi
Qingdao
Qinghai
Shandong
Shanxi
Henan
Jiangshu
Xizang
Anhui
Sichuan
Hubei
Hangzhou
Chengdu
Chongqing
Zhejiang
Hunan
Jiangxi
Fuzhou
Guizhou
Fujian
Yunnan
Taiwan
Guangzhou
Guangxi
Shenzhen
Guangdong
Hainan

Company's Brand:

五好学生
Five Best Student

Licensed Brands:

SANSUI AKAI 雅佳

Retail Sales Channel

Educational Learning Product

1. Company → Distributor → Retail Store → Consumer

2. Company → Retail Store → Consumer

School Sales Channel

Interactive Classroom Solution


1
Company
School
Local Education Department
2
Company
Distributor
School
Local Education Department
3
Company
National Center for Education Technology
School

Experienced Management Team

Management	Title	Experience
Mr. Ruofei CHEN	CEO	•Deep experience in product marketing, distribution strategy, and strategic acquisitions •2002-2005: President of Shenzhen Kang Meisi Digital Group •1998-2001: General Manager of Nintaus Electrical Appliance Co. – 3B RMB Annual Sales
Mr. Yi ZHOU	CTO	•Over 10 years' experience in R&D and Engineering •Bachelor's Degree in EE from University of Sichuan •Masters Degree in Business Management from Southwest University'
Mr. Wei Dong HE	COO	•Over 10 years' operational management experience. •Bachelor's Degree in Applied Mathematics from National Sun Yat-Sen University
Mr. Ting Pong CHEUNG	CFO	•Strong experience in US GAAP reporting requirements •Supervised audits and IPO engagements involving reputable, large-cap listed companies in US exchanges •Bachelor's Degree from City University of Hong Kong •2003-2009: Auditor in the Assurance and Advisory Services – Deloitte Touche Tomashu

Balance Sheet Summary

	Ended 09/2009	FY 2008	FY 2007
Current Assets	$ 7,502,318	$ 8,084,640	$ 1,148,376
Total Assets	$ 8,383,713	$ 8,919,416	$ 1,888,429
Current Liabilities	$ 2,130,730	$ 236,638	$ 357,113
Total Liabilities	$ 2,130,730	$ 236,638	$ 357,113
Total Stockholder's Equity	$ 6,252,983	$ 8,682,778	$ 1,531,316
Total Liabilities & Stockholder's Equity	$ 8,383,713	$ 8,919,416	$ 1,888,429

Income Statement Summary

	Q1-Q3 09	Q1-Q3 08	FY 2008	FY 2007
Revenues	**$ 12,530,009**	$ 9,696,813	$ 14,844,024	$ 5,614,547
Gross Profit	$ 8,322,116	$ 5,670,420	$ 8,690,500	$ 1,961,960
Gross Margin	66.42%	58.48%	58.55%	34.94%
Operating Income	$ 7,128,144	$ 5,141,715	$ 7,944,938	$ 1,719,089
Operating Margin	56.89%	53.02%	53.52%	30.62%
Net Income	**$ 6,004,343**	$ 4,504,649	$ 6,817,691	$ 1,481,022
Net Margin	47.92%	46.45%	45.93%	26.38%

Financial Guidance

2009 Guidance*:

- Revenue: $ 26M – 28M (y/y 75-89%)
- Net-Income: $ 9M – 10M (y/y 26-40%)
- EPS (Diluted): $ 0.14 – 0.15 (y/y 27-36%)

2010 Guidance*:

- Revenue: $ 90M – 106M (y/y 246-279%)
- Net-Income: $ 17M – 20M (y/y 89-100%)
- EPS (Diluted): $ 0.26 – 0.31 (y/y 86-107%)

* Based on management's best estimates.

Financial Highlights

in $USD	2007	2008	2009*	2010*
Revenue	$ 5.6M	$ 14.84M	$ 26M - $ 28M	$ 90M - $106M
y/y %		165%	75% - 89%	246% - 279%
Net-Income	$ 1.48M	$ 7.15M	$ 9M - $ 10M	$ 17M - $ 20M
y/y %		383.1%	26% - 40%	89% - 100%
EPS	$ 0.02	$ 0.11	$ 0.14 - $ 0.15	$ 0.26 - $ 0.31
y/y %		450%	27% - 36%	86% - 107%

2010 Contract To-Date (as of 3/8/2010):		
ICS: $ 65M	ELP: $ 14M	Total: $ 79M

* Based on management's best estimates.

Investment Summary

- Nascent and Fast-Growing Market Opportunities
- Sustainable Competitive Advantages
  - Sole partnership with China's leading university
  - Co-developed educational content provides high barriers to entry
  - End-to-end interactive educational solution
  - Broad distribution channel
- Experienced Management Team
- Solid Business Model
- Strong Outlook and Visibility

五好学生
Five Best Student

Contact Information

五好学生
Five Best Student

Company Contact:

Mr. Michael Lin
Vice President of Investor Relations
China Interactive Education, Inc. (CIVN.OB)
Tel: (949) 743-2513
Email: mlin@menq.com.cn

Web Site: www.menq.com.cn

Auditor:

AGCA CPA Limited
Attn: Gareth Tang
9/F, Allied Kajima Building,
138 Gloucester Road, Wanchai, Hong Kong
Tel: 852-2919-8988

Legal:

Pillsbury Winthrop Shaw Pittman LLP
Attn: Louis A. Bevilacqua, Esq.
2300 N Street, N.W.
Washington, DC 20037-1122
Tel: 202.663.8158